UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 20, 2009 (July 17, 2009)
DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (I.R.S. Employer Identification No.)

5429 LBJ Freeway, Suite 1000 Dallas, Texas (Address of principal executive offices)	75240 (Zip Code)
Registrant’s telephone number, including area code:
(214) 560-9000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On July 17, 2009, Dynamex Inc. announced the resignation of Catherine (“Cathy”) Taylor, President Dynamex USA effective August 15, 2009. Ms. Taylor’s resignation did not involve any improprieties in the Company’s financial statements, accounting practices or public filings. Ms Taylor was appointed President, Dynamex USA in August, 2007. Mr. James Welch, President and Chief Executive Officer of Dynamex Inc. will assume the duties and responsibilities of this position.

Item 9.01	Financial Statements and Exhibits
99.1	Press release of Dynamex Inc. dated July 17, 2009 announcing change in management.
99.2	General Release and Severance Agreement dated July 17, 2009 to Catherine Taylor from Dynamex Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.
Dated: July 20, 2009	By:	/s/Ray E. Schmitz
Ray E. Schmitz
Vice President and Chief Financial Officer